EXHIBIT 99.25

AMERICAN RIVER HOLDINGS AND NORTH COAST BANK
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Nine Months Ended September 30, 2000
(in thousands, except per share data)

                                                                                                 ARH
                                                                                                and NCB
                                                        ARH          NCB        Adjustments    Combined
                                                     ----------   ----------    ----------    ----------
Interest Income
  Loans including fees                               $    9,233   $    3,200    $       --    $   12,433
  Securities:
    Taxable                                               1,964           63            --         2,027
    Exempt from federal taxes                               339            6            --           345
    Dividends                                                49            7            --            56
  Investments in time deposits                              264           42            --           306
  Federal funds sold                                        117          149            --           266
                                                     ----------   ----------    ----------    ----------
Total interest income                                    11,966        3,467            --        15,433
                                                     ----------   ----------    ----------    ----------

Interest Expense
  Interest on deposits                                    4,140        1,161            --         5,301
  Other borrowings                                          191           32            --           223
                                                     ----------   ----------    ----------    ----------
Total interest expense                                    4,331        1,193            --         5,524
                                                     ----------   ----------    ----------    ----------

Net Interest Income                                       7,635        2,274            --         9,909

Provision for loan losses                                   349          100            --           449
                                                     ----------   ----------    ----------    ----------

Net Interest Income After Provision
For Loan Losses                                           7,286        2,174            --         9,460
                                                     ----------   ----------    ----------    ----------

Noninterest Income
  Service charges on deposit accounts                       343          103            --           446
  Other fees and charges                                  1,085          218            --         1,303
                                                     ----------   ----------    ----------    ----------
Total noninterest income                                  1,428          321            --         1,749
                                                     ----------   ----------    ----------    ----------

Noninterest Expense
  Salaries and employee benefits                          2,850          724            --         3,574
  Occupancy and equipment                                   527          372            --           899
  Merger Expenses                                           296          129            --           425
  Other                                                   1,289          683            --         1,972
                                                     ----------   ----------    ----------    ----------
Total noninterest expense                                 4,962        1,908            --         6,870
                                                     ----------   ----------    ----------    ----------

Income Before Provision For Income Taxes                  3,752          587            --         4,339

Provision for income taxes                                1,438          238            --         1,676
                                                     ----------   ----------    ----------    ----------

Net Income                                           $    2,314   $      349    $       --    $    2,663
                                                     ==========   ==========    ==========    ==========

EARNINGS PER SHARE:
  Basic                                              $     1.29   $     0.73    $       --    $     1.18
                                                     ==========   ==========    ==========    ==========
  Diluted                                            $     1.23   $     0.68    $       --    $     1.12
                                                     ==========   ==========    ==========    ==========

Weighted average common shares outstanding - basic
                                                      1,793,274      481,155       (17,129)    2,257,300
                                                     ==========   ==========    ==========    ==========
Weighted average common shares and common share
equivalents outstanding-diluted                       1,874,949      514,764       (18,326)    2,371,387
                                                     ==========   ==========    ==========    ==========

                                       46